SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004


                      GLOBUS INTERNATIONAL RESOURCES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NEVADA                                                88-0203697
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)
                                                                 (Zip Code)


                  80 Wall Street, Suite 915, New York, NY 10005
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212)558-6100
                                 --------------
                           (Issuer's telephone number)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

ITEM 8.01  Other Events.

           Globus announces signing of a $4.879 million loan agreement between its subsidiary, globus cold storage, and the overseas private investment corporation and is attached hereto as Exhibit 99.1.


ITEM 9.01  (c)   Exhibits

           99.1 Globus announces signing of a $4.879 million loan agreement between its subsidiary, globus cold storage, and the overseas private investment corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Globus International Resources Corp.



September 20, 2004                     By: /s/ Herman Roth
                                           -------------------------------------
                                           Herman Roth
                                           Vice President